SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 6, 2003

Exact name of Registrant as specified in its charter:	Central Parking Corporation

State or other jurisdiction of incorporation:	Tennessee

Commission File Number:	001-13950

IRS Employer Identification Number:	62-1052916

Address of principal executive offices:	2401 21st Avenue South
Suite 200
Nashville, TN 37212

Registrant’s telephone number, including area code:	(615) 297-4255

Former name or former address, if changed since last report:	Not applicable

ITEM 5. OTHER EVENTS
ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EX-99.1 PRESS RELEASE 11/06/03

ITEM 5. OTHER EVENTS

On November 5, 2003, the Registrant announced its operating results for the fourth quarter and the year ended September 30, 2003.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  EXHIBITS

     Exhibit No. 99.1    Text of press release dated November 6, 2003

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Central Parking Corporation

/s/ MONROE J. CARELL, JR.

Date: November 6, 2003	By: Monroe J. Carell, Jr. Chairman and Chief Executive Officer